UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2011 (November 1, 2011)

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 1, 2011, NGL Energy Partners LP (the “Partnership”) completed its previously announced transaction with SemStream, L.P., the natural gas liquids division of SemGroup Corporation (“SemStream”).

As contemplated by the Contribution Agreement (the “SemStream Contribution Agreement”) dated August 31, 2011 by and among the Partnership, SemStream and the other parties thereto, SemStream contributed substantially all of its assets to a subsidiary of the Partnership in exchange for $93,054,011.04 in cash and the issuance of 8,932,031 common units (“Common Units”) representing limited partnership interests in the Partnership.  The SemStream Contribution Agreement also contemplates a post-closing working capital adjustment for certain specified working capital items that may be payable to the Partnership or SemStream.  The assets of SemStream’s wholly-owned subsidiary, SemStream Arizona Propane, L.L.C., are excluded from the transaction.

As part of the transaction, SemStream waived ordinary course cash distributions from the Partnership on 3,932,031 Common Units until August 30, 2012.

In addition, in exchange for a cash contribution, SemStream acquired a 7.5% interest in our General Partner. In connection with the SemStream Contribution Agreement, the limited liability company agreement of the General Partner was amended to provide SemStream with the right to appoint two directors to the board of directors of the General Partner.

In connection with the completion of the SemStream transaction and as contemplated by the SemStream Contribution Agreement, the Partnership and SemStream entered into (x) an amendment and joinder agreement (the “Amendment”) pursuant to which the Partnership amended, and joined SemStream as a party to, its current First Amended and Restated Registration Rights Agreement and (y) the Second Amended and Restated Limited Liability Company Agreement of the General Partner (the “Amended LLC Agreement”).  The Amendment provides for, among other things, certain registration rights for the Common Units and increased the total number of permitted demand registrations from four to six.  The Amended LLC Agreement provides for, among other things, two board nominee rights for SemStream.

The descriptions of the SemStream Contribution Agreement, the Amended LLC Agreement and the Amendment are qualified in their entirety by reference to the full text of the agreements, copies of which are filed as Exhibits 2.1, 3.1 and 4.1 to this Current Report on Form 8-K, respectively, and each of which is incorporated into this Item 1.01 by reference.

The SemStream Contribution Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them and is qualified by the related schedules.  Accordingly, such agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On November 1, 2011, pursuant to the SemStream Contribution Agreement, the Partnership issued the Common Units to SemStream in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2).  The Common Units were issued as partial consideration for the SemStream transaction.  The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Appointment of Norman J. Szydlowski and Kevin Clement as Directors.

In connection with the completion of the SemStream transaction, on November 1, 2011, the board of directors of NGL Energy Holdings LLC (the “General Partner”), the general partner of the Partnership, was expanded from six to eight directors and each of Norman J. Szydlowski and Kevin Clement were appointed to the board.  There are no arrangements or understandings between these individuals and any other person pursuant to which such individual was appointed as a director other than in connection with the transactions contemplated under the SemStream Contribution Agreement.

Messrs. Szydlowski and Clement will not receive compensation for their service on the board of directors. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board or its committees.  Each director will be indemnified by the General Partner pursuant to the Amended LLC Agreement and by the Partnership pursuant to the Second Amended and Restated Agreement of Limited Partnership of the Partnership for actions associated with being a director to the fullest extent permitted under Delaware law.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 7.01.  Regulation FD Disclosure.

On November 1, 2011, the Partnership issued a press release announcing the closing of the SemStream transaction.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The Partnership will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 calendar days from the date this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information

The Partnership will file the pro forma financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 calendar days from the date this Current Report on Form 8-K is required to be filed.

(d)  Exhibits

Exhibit No.	Description
2.1	Contribution and Sale Agreement dated August 31, 2011, by and among the Partnership, SemStream and the other parties thereto.*

3.1	Second Amended and Restated Limited Liability Company Agreement of NGL Energy Holdings LLC.

4.1	Amendment No. 1 and Joinder to First Amended and Restated Registration Rights Agreement dated as of November 1, 2011 by and among the Partnership and SemStream.

99.1	NGL Energy Partners LP press release dated November 1, 2011.

* Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A list of these Exhibits and Schedules is included in the index of the SemStream Contribution Agreement.  The Partnership agrees to furnish a supplemental copy of the omitted Exhibits and Schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC, its general partner

Date: November 4, 2011		By:	/s/ Craig S. Jones
Craig S. Jones Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Contribution and Sale Agreement dated August 31, 2011, by and among the Partnership, SemStream and the other parties thereto.*

3.1	Second Amended and Restated Limited Liability Company Agreement of NGL Energy Holdings LLC.

4.1	Amendment No. 1 and Joinder to First Amended and Restated Registration Rights Agreement dated as of November 1, 2011 by and among the Partnership and SemStream.

99.1	NGL Energy Partners LP press release dated November 1, 2011.

* Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A list of these Exhibits and Schedules is included in the index of the SemStream Contribution Agreement.  The Partnership agrees to furnish a supplemental copy of the omitted Exhibits and Schedules to the Securities and Exchange Commission upon request.